Financial Assets and Financial Liabilities	6 Months Ended
Jun. 30, 2024
Financial Assets and Financial Liabilities [Abstract]
Financial assets and financial liabilities
11.	Financial assets and financial liabilities

Set out below is an overview of financial assets and liabilities, other than cash and cash equivalents, held by the Group as of June 30, 2024 and December 31, 2023:

	As of June 30, 2024 (unaudited)	As of December 31, 2023
	(in €)
Financial assets at amortized cost
Trade receivables	23,727	—
Non-current financial assets	237,755	9,052,741
Thereof marketable securities	—	8,815,120
Current financial assets	55,838,699	77,504,518
Thereof marketable securities	55,398,920	76.912,342
Financial liabilities at amortized cost
Trade and other payables	8,544,902	14,716,441

As of June 30, 2024, the fair value of current and non-current financial assets (primarily quoted debt securities) amounted to €55.7 million (Level 1). The Group’s debt instruments at amortized cost consist solely of quoted securities that are graded highly by credit rating agencies such as S&P Global and, therefore, are considered low credit risk investments.

As of June 30, 2024, current and non-current financial assets decreased by €30.5 million to €56.1 million compared to €86.6 million as of December 31, 2023. The decrease is mainly due to the maturity of financial assets, and their subsequent reinvestment into interest bearing bank deposits, which are accounted for as part of cash and cash equivalents.

As of June 30, 2024, trade and other payables decreased by €6.2 million to €8.5 million compared to €14.7 million as of December 31, 2023. At December 31, 2023 the Company temporarily had higher trade payables from CDMO’s, that arose in connection with the manufacturing of commercial products.

Trade receivables arose from GOHIBIC (vilobelimab) product deliveries to end customers (hospitals) through a subsidiary of Cencora, which acts as the U.S. distributor for the Company.